JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the person named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock of Portland Brewing Company, an Oregon corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

1 - JOINT FILING AGREEMENT

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DATED:  August 31, 1998.

                                           Harmer Mill & Logging Supply Co.

                                           By: /s/ Robert Scott MacTarnahan
                                               ---------------------------------
/s/ Robert Malcolm MacTarnahan                 Robert Scott MacTarnahan, Vice
-----------------------------                  President
Robert Malcolm MacTarnahan

                                           Harco Products, Inc.

                                           By: /s/ Robert Scott MacTarnahan
                                               ---------------------------------
 /s/ Robert Scott MacTarnahan                  Robert Scott MacTarnahan, Vice
-------------------------                  President
Robert Scott MacTarnahan

                                           Black Lake Investments

                                           By: /s/ Robert Malcolm MacTarnahan
                                              ----------------------------------
                                              Robert Malcolm MacTarnahan,Partner

 /s/ Charles Anthony Adams                 By:/s/ Robert Scott MacTarnahan
-----------------------------                 ----------------------------------
Charles Anthony Adams                         Robert Scott MacTarnahan, Partner

                                           MacTarnahan Limited Partnership

                                           By:  Harmer Mill & Logging Supply Co.

                                              By: /s/ Robert Scott MacTarnahan
                                                  ------------------------------
                                                  Robert Scott MacTarnahan, Vice
                                                  President

                                           Electra Partners, Inc.

                                           By: /s/ Charles Anthony Adams
                                               ---------------------------------
                                               Charles Anthony Adams, President

                                           Charles A. Adams Family Trust

                                           By: /s/ Charles Anthony Adams
                                               ---------------------------------
                                               Charles Anthony Adams, Trustee


2 - JOINT FILING AGREEMENT